EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of E-centives, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's knowledge:

    (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

    and

    (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of November, 2003

                                            E-CENTIVES, INC.

                                            /s/ Kamran Amjadi
                                            ------------------------------------
                                            Kamran Amjadi
                                            Chairman and Chief Executive Officer

* A signed original of this written statement required by Section 906 has been provided to of E-centives, Inc. and will be retained by of E-centives, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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